UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017 (April 18, 2017)

_________________

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation or organization)		Number)

Beihuan Road Junan County
Shandong, China	276600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 539-7317959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

            On March 30, 2017, American Lorain Corporation (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) indicating that the Company was delaying the filing of its Annual Report on Form 10-K for the year ended December 31, 2016. As previously disclosed in the Form 12b-25, the Company could not complete the filing of its Annual Report on Form 10-K for the period ended December 31, 2016, due to a delay in obtaining and compiling information required to be included in the Company's Form 10-K, which delay could not be eliminated by the Company without unreasonable effort and expense.

            On April 18, 2017, the Company received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the NYSE MKT Company Guide (the “Company Guide”) due to the Company’s failure to timely file with the SEC its Annual Report on Form 10-K for the year ended December 31, 2016. The letter also states that the Company’s failure to timely file its Annual Report on Form 10-K is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange. The Exchange has informed the Company that, in order to maintain its listing on the Exchange, the Company must, by May 18, 2017, submit a plan of compliance (the “Plan”) advising the Exchange of actions it has taken or will take to regain compliance with Sections 134 and 1101 of the Company Guide by October 18, 2017 (the “Plan Period”). If the Plan is accepted by the Exchange, then the Company will be able to continue its listing during the Plan Period, during which time it will be subject to periodic monitoring for compliance with the Plan. If the Company does not submit a Plan or the Company’s Plan is not accepted by the Exchange, then the Company will be subject to delisting proceedings. Furthermore, if the Plan is accepted by the Exchange, but the Company is not in compliance with the continued listing standards of the Company Guide by October 18, 2017, or if the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate.

            On April 24, 2017, the Company issued a press a release stating that it had received the letter from the Exchange.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Press Release dated April 24, 2017.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2017	AMERICAN LORAIN CORPORATION

By:	/s/ Si Chen
Name: Si Chen
Title: Chairman and Chief Executive Officer